EXHIBIT 10.7.12

JOINDER, ASSUMPTION, AND FIFTH MODIFICATION AGREEMENT

THIS JOINDER, ASSUMPTION, AND FIFTH MODIFICATION AGREEMENT (this "Agreement") is made effective as of May 20, 2011, by and among (a) TESSCO TECHNOLOGIES INCORPORATED, a Delaware corporation (“TESSCO”), TESSCO SERVICE SOLUTIONS, INC., a Delaware corporation, TESSCO INCORPORATED, a Delaware corporation, TESSCO COMMUNICATIONS INCORPORATED, a Delaware corporation, WIRELESS SOLUTIONS INCORPORATED, a Maryland corporation, TESSCO BUSINESS SERVICES, LLC, a Delaware limited liability company, TESSCO INTEGRATED SOLUTIONS, LLC, a Delaware limited liability company, and GW SERVICE SOLUTIONS, INC., a Delaware corporation (the aforementioned entities, including TESSCO, being hereinafter called collectively the “Existing Borrowers”); (b) TCPM INC., a Delaware corporation (the “Additional Borrower”) (the Existing Borrowers and the Additional Borrower being hereinafter called collectively the “Borrowers”); (c) SUNTRUST BANK and WELLS FARGO BANK, N.A (successor to WACHOVIA BANK, NATIONAL ASSOCIATION), as Lenders (in such capacity, the “Lenders”); and (d) SUNTRUST BANK, as Administrative Agent (in such capacity, the “Agent”).

RECITALS

Pursuant to a Credit Agreement dated as of May 31, 2007 by and among the Existing Borrowers and other then existing borrowers, the Lenders, and the Agent (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Credit Agreement”), the Lenders agreed to make available to the Existing Borrowers and other then existing borrowers a revolving credit facility pursuant to which the Lenders would make loans and other credit accommodations (collectively, the “Loans”) to or for the benefit of the Existing Borrowers and other then existing borrowers in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding (as increased or decreased, the “Revolving Credit Facility”).  The Existing Borrowers’ obligation to repay the Loans with interest is evidenced by the Borrowers’ Revolving Credit Note dated May 31, 2007 from the Existing Borrowers made payable to the Lenders in the principal amount of up to $50,000,000 (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Note”).

As used herein, the term "Loan Documents" means collectively, the Credit Agreement, the Note, and all other documents now or hereafter executed and delivered by the Borrowers or any other party or parties to evidence, secure, or guarantee, or in connection with, the Revolving Credit Facility.

Pursuant to a First Modification Agreement dated as of June 30, 2008, the parties agreed to make certain changes to the Credit Agreement.

Pursuant to a Second Modification Agreement dated as of November 26, 2008, the parties agreed to amend certain financial covenants and make certain other changes to the Credit Agreement.

With the knowledge and consent of the Lenders, certain previously existing borrowers engaged in an internal restructuring (the “Internal Restructuring”) which resulted in TESSCO Integrated Solutions, L.P., a Delaware limited partnership, being converted into a Delaware limited liability company, now known as TESSCO Integrated Solutions, LLC, and pursuant to which TESSCO Supply Chain Services, LLC and TESSCO Product Solutions, LLC, each a Delaware limited liability company, each merged into TESSCO Service Solutions, Inc., a Delaware corporation, thereby terminating the existence of the two limited liability companies.

Pursuant to a Third Modification Agreement dated as of July22, 2009, the parties agreed (a) to decrease the maximum principal amount of the Revolving Credit Facility, (b) to modify certain financial covenants, and (c) to make certain additional modifications to the Loan Documents (including modifications providing for the extension of the term of the Revolving Credit Facility).

Pursuant to a Fourth Modification Agreement dated as of April 28, 2010, the parties agreed to amend certain covenants and make certain other changes to the Credit Agreement.

The Borrowers have now , in accordance with the terms of the Credit Agreement, notified Lenders of the formation of the Additional Borrower and have requested that the Lenders and the Agent permit the Additional Borrower to assume, jointly and severally, with the Existing Borrowers the obligations of the Existing Borrowers under the Loan Documents, and the Lenders and the Agents have agreed to do so, subject to and upon the terms and conditions hereinafter set forth.

AGREEMENTS

Now, therefore, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.           Recitals; Defined Terms.  The parties hereto acknowledge that the above Recitals are true and correct and agree that the same are incorporated herein.  Unless the context clearly indicates otherwise, each term used in this Agreement which is defined in the Recitals shall have the meaning given to such term in the Recitals, and each capitalized term used herein which is not otherwise defined herein shall have the meaning given to such term in the Credit Agreement.

2.           Joinder and Assumption.   The Additional Borrower hereby joins in and assumes all of the Obligations jointly and severally with the Existing Borrowers, and the Additional Borrower hereby covenants, promises and agrees jointly and severally with the Existing Borrowers, (a) to pay to the Agent for the account of the Lenders, the principal of and interest on the Note, and all other sums payable thereunder, at the times, in the manner, and in all respects as therein provided; (b) to perform and comply with all of the terms, covenants, agreements and obligations to be performed by the Existing Borrowers under the Note, the Credit Agreement, and all other Loan Documents at the times, in the manner, and in all respects as therein provided; and (c) to be bound by each and all of the terms, covenants, agreements and obligations of the Note, the Credit Agreement, and all other Loan Documents as though said documents had originally been made, executed, and delivered by the Existing Borrowers and the Additional Borrower.

3.           Representations and Warranties.  In order to induce the Lenders and the Agent to enter into this Agreement, the Borrowers represent and warrant to the Lenders and the Agent that as of the date hereof (a) no Event of Default exists under the provisions of the Loan Documents, (b) except as to matters of which the Borrowers have advised the Agent in a writing and which have been acknowledged by the Agent, all of the representations and warranties of the Borrowers in the Loan Documents are true and correct on the date hereof as if the same were made on the date hereof (provided that any representation or warranty that speaks “as of the Closing Date” or as of any other specific date shall continue to speak as of such date, notwithstanding), (c) no material adverse change has occurred in the business, financial condition, prospects or operations of the Borrowers since the date of the most recent financial statement of the Borrowers furnished to the Lenders and the Agent in accordance with the provisions of the Loan Documents, and (d) this Agreement constitutes the legal, valid and binding obligation of the Borrowers, jointly and severally enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.  If any of the foregoing representations and warranties shall prove to be false, incorrect or misleading in any material respect, the Lenders and the Agent may, in their absolute and sole discretion, declare that a default has occurred and exists under the provisions of the Loan Documents, and the Lenders and the Agent shall be entitled to all of the rights and remedies set forth in the Loan Documents as the result of the occurrence of such default.

4.           Ratification and No Novation.  The Borrowers hereby ratify and confirm all of their obligations, liabilities and indebtedness under the provisions of the Credit Agreement, the Note, and the other Loan Documents, as the same may be amended and modified by this Agreement.  The Lenders, the Agent, and the Borrowers agree that it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish any of the obligations, indebtedness and liabilities of the Borrowers or any other party under the provisions of the Loan Documents.  The Borrowers agree that all of the provisions of the Credit Agreement and the other Loan Documents shall remain and continue in full force and effect as the same may be modified and amended by this Agreement.  In the event of any conflict between the provisions of this Agreement and the provisions of the Loan Documents, the provisions of this Agreement shall control.

5.           Fees, Costs and Expenses.  In consideration of the agreement of the Lenders to enter into this Agreement, the Borrowers shall pay to the Agent and the Lenders on demand all costs and expenses both now and hereafter reasonably paid or incurred with respect to the preparation, negotiation, execution, administration and enforcement of this Agreement and all documents related thereto, including, without limitation, reasonable attorney's fees and expenses, recording costs and costs of record searches.

6.           Applicable Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

7.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Lenders, the Agent, and the Borrowers, and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank]

           IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed and sealed, the day and year first above written.

WITNESS:	BORROWERS:

TESSCO TECHNOLOGIES INCORPORATED
/s/David Young	/s/ Robert B. Barnhill, Jr
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO SERVICE SOLUTIONS, INC.
/s/David Young	/s/ Robert B. Barnhill, Jr
Robert B. Barnhill, Jr.
President

TESSCO INCORPORATED
/s/David Young	/s/ Robert B. Barnhill, Jr
Robert B. Barnhill, Jr.
President

TESSCO COMMUNICATIONS INCORPORATED
/s/David Young	/s/ Robert B. Barnhill, Jr
Robert B. Barnhill, Jr.
President

WIRELESS SOLUTIONS INCORPORATED
/s/David Young	/s/ Robert B. Barnhill, Jr
Robert B. Barnhill, Jr.
President

TESSCO BUSINESS SERVICES, LLC
/s/David Young	/s/ Robert B. Barnhill, Jr
Robert B. Barnhill, Jr.
President

TESSCO INTEGRATED SOLUTIONS, LLC
/s/David Young	/s/ Robert B. Barnhill, Jr
Robert B. Barnhill, Jr.
President

GW SERVICE SOLUTIONS, INC.
/s/David Young	/s/ Robert B. Barnhill, Jr
Robert B. Barnhill, Jr.
President

TCPM INC.
/s/David Young	/s/ Robert B. Barnhill, Jr (Seal)
Robert B. Barnhill, Jr.
President and Chief Executive Officer

[Signatures continue on succeeding page]

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor to WACHOVIA BANK, NATIONAL ASSOCIATION)
[ILLEGIBLE]	/s/ David R. Cahouet (Seal)
David R. Cahouet
Senior Vice President

SUNTRUST BANK
[ILLEGIBLE]	/s/ Gregory Farno (Seal)
Gregory Farno
Senior Vice President

AGENT:

SUNTRUST BANK
[ILLEGIBLE]	/s/ Gregory Farno (Seal)
Gregory Farno
Senior Vice President